UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐              Preliminary Proxy Statement

☐              Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐              Definitive Proxy Statement

☒              Definitive Additional Materials

☐              Soliciting Material Pursuant to Rule 14a-12

Eve Holding, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒              No fee required

☐              Fee paid previously with preliminary materials

☐              Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11

2025

**You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.**

**EVE HOLDING, INC.**
**c/o Continental Proxy Services**
1 State Street, New York, NY 10004

**EVE HOLDING, INC.**
1400 General Aviation Drive
Melbourne, Florida 32935

# NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on
Thursday, May 22, 2025

*Stockholders are cordially invited to attend the Virtual Annual Meeting and to vote on the Internet or any Mobile device.

Dear Stockholder,

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Eve Holding, Inc. (the "Company") to be held on May 22, 2025, at 10:00 AM (Eastern Time), virtually at **https://www.cstproxy.com/eveholding/2025**. The Annual Meeting will be held for the following purposes:

(1) To consider and act upon a proposal to elect Luis Carlos Affonso, Michael Amalfitano and Gerard J. DeMuro as Class III directors to the Company's Board of Directors for a three-year term expiring at the 2028 annual meeting of stockholders;

(2) To consider and act upon a proposal to ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2025 fiscal year; and

(3) To address any other matters that may properly come before the 2025 annual meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" each of the nominees for Class III director listed in Proposal 1, and "FOR" Proposal 2.

Your electronic vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

**Vote during the Meeting –**
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/eveholding/2025**

***Vote Your Proxy on the Internet:***
Go to **www.cstproxyvote.com**
Have your notice available when you access the above website. Follow the prompts to vote your shares.

CONTROL NUMBER

**The Proxy Materials are available for review at: https://www.cstproxy.com/eveholding/2025**

a

2025

**EVE HOLDING, INC.**
1400 General Aviation Drive
Melbourne, Florida 32935

**Important Notice Regarding the Availability of Proxy Materials For the 2025 Annual Meeting of Shareholders to be Held On May 22, 2025**

The following Proxy Materials are available to you to review at:
**https://www.cstproxy.com/eveholding/2025**

- the Company's Annual Report for the year ended December 31, 2024;
- the Company's Proxy Statement for the 2025 Annual Meeting;
- the Proxy Card; and
- any amendments to the foregoing materials that are required to be furnished to stockholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 14, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

**ACCESSING YOUR PROXY MATERIALS ONLINE**
**Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number.**

**REQUESTING A PAPER COPY OF THE PROXY MATERIALS**

**By telephone please call 1-888-266-6791, or**

**By logging on to cstproxy.com/eveholding/2025 or**

**By email at: proxy@continentalstock.com**

*Please include the company name and your control number in the subject line.*

a